Exhibit 24

POWER OF ATTORNEY

Each of the undersigned individuals (collectively, the “Reporting Persons”) hereby authorizes and designates such person or entity as is designated by Kevin Littlejohn (the “Designated Filer”) to prepare and file on behalf of such Reporting Person individually, or jointly together with other reporting persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the “Act”) and the Securities Exchange Act of 1934, as amended (together with the implementing regulations thereto, the “Exchange Act”) (collectively, the “Reports”) with respect to each Reporting Person’s ownership of, or transactions in, securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the “Companies”).

Each Reporting Person hereby further authorizes and designates Kevin Littlejohn (the “Authorized Signatory”) to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted (including, without limitation, obtaining any Edgar access codes).

The authority of the Designated Filer and the Authorized Signatory under this Document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person’s ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing.  Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person’s responsibilities to comply with the Act or the Exchange Act.

June 17, 2004	/s/ Stephen D. Arnold
Stephen D. Arnold

June 17, 2004	/s/ Jonathan A. Flint
Jonathan A. Flint

June 17, 2004	/s/ Terrance G. McGuire
Terrance G. McGuire

June 17, 2004	/s/ Alan G. Spoon
Alan G. Spoon

June 17, 2004		/s/ John J. Gannon
John J. Gannon

June 17, 2004		/s/ Brian Chee
Brian Chee

June 17, 2004		/s/ Michael Hirshland
Michael Hirshland

June 17, 2004		/s/ David Barrett
David Barrett

June 17, 2004		/s/ Robert Metcalfe
Robert Metcalfe

June 17, 2004		/s/ Christoph Westphal
Christoph Westphal

June 17, 2004		Stoneybrook L.L.C.
	By:	/s/ Robert L. Carson
Robert L. Carson
Managing Member

June 17, 2004		Polaris Venture Partners LP
	By:	Polaris Venture Management Co LLC
Its General Partner

/s/ Terrance G. McGuire
Terrance G. McGuire
Managing Member

June 17, 2004		Polaris Venture Partners Founders’ Fund LP
	By:	Polaris Venture Management Co LLC
Its General Partner

/s/ Terrance G. McGuire
Terrance G. McGuire
Managing Member

June 17, 2004	Polaris Venture Partners II LP
	By:	Polaris Venture Management Co II LLC
Its General Partner

/s/ Terrance G. McGuire
Terrance G. McGuire
Managing Member

June 17, 2004	Polaris Venture Partners Founders’ Fund II LP
	By:	Polaris Venture Management Co II LLC
Its General Partner

/s/ Terrance G. McGuire
Terrance G. McGuire
Managing Member

June 17, 2004	Polaris Venture Partners III LP
	By:	Polaris Venture Management Co III LLC
Its General Partner

/s/ Terrance G. McGuire
Terrance G. McGuire
Managing Member

June 17, 2004	Polaris Venture Partners Entrepreneurs’ Fund
III LP
	By:	Polaris Venture Management Co III LLC
Its General Partner

/s/ Terrance G. McGuire
Terrance G. McGuire
Managing Member

June 17, 2004		Polaris Venture Partners Founders’ Fund III LP
	By:	Polaris Venture Management Co III LLC
Its General Partner

/s/ Terrance G. McGuire
Terrance G. McGuire
Managing Member

June 17, 2004		Polaris Venture Partners IV LP
	By:	Polaris Venture Management Co IV LLC
Its General Partner

/s/ Terrance G. McGuire
Terrance G. McGuire
Managing Member

June 17, 2004		Polaris Venture Partners Entrepreneurs’ Fund IV
LP
	By:	Polaris Venture Management Co IV LLC
Its General Partner

/s/ Terrance G. McGuire
Terrance G. McGuire
Managing Member

June 17, 2004		Polaris Venture Management Co LLC

/s/ Terrance G. McGuire
Terrance G. McGuire
Managing Member

June 17, 2004		Polaris Venture Management Co II LLC

/s/ Terrance G. McGuire
Terrance G. McGuire
Managing Member

June 17, 2004		Polaris Venture Management Co III LLC

/s/ Terrance G. McGuire
Terrance G. McGuire
Managing Member

June 17, 2004	Polaris Venture Management Co IV LLC

/s/ Terrance G. McGuire
Terrance G. McGuire
Managing Member